Exhibit 99.4

For Immediate Release

August 17, 2020

Churchill Capital Corp III Invites Investors to Attend MultiPlan Management’s Webcast/Call to Discuss Updated Business Outlook, Second Quarter 2020 Results and Business Combination Update

•	MultiPlan to provide Q2 2020 results and improved outlook for 2020
•	MultiPlan to reiterate comfort with the 2021 forecast for the Company
•	Churchill reaffirms that it expects MultiPlan transaction to close by the end of October 2020

NEW YORK, NY — August 17, 2020 — Churchill Capital Corp III (“Churchill”) (NYSE: CCXX), a public investment vehicle, announced today that, in light of the pending business combination announced on July 12, 2020 between Churchill and MultiPlan, Inc. (“MultiPlan” or the “Company”), a leading value-added provider of data analytics and technology-enabled end-to-end cost management solutions to the U.S. healthcare industry, Churchill investors are invited to attend MultiPlan’s webcast/call to discuss its second quarter 2020 results and receive an update on the pending business combination on Tuesday, August 18, 2020 at 4:15 p.m. Eastern Time.

MultiPlan will address a number of topics on the call, including results for the second quarter of 2020, and its updated outlook for 2020 revenues and adjusted EBITDA. MultiPlan will also reiterate comfort with the 2021 forecast for the Company.

In addition, MultiPlan management will provide its latest views on the U.S. healthcare market, the regulatory landscape and MultiPlan’s strong position as it relates to such matters.

Churchill has a high degree of certainty around closing the transaction based on the PIPE subscription agreements, non-redemption agreements and voting agreements entered into at the announcement of the transaction, and expects to meet all conditions to close by the end of October 2020.

Webcast/ Call Information

Investors interested in accessing the live webcast can sign in by clicking on the event link https://event.on24.com/wcc/r/2593256/3884101533588E5B29FBF21A37613D63.

A telephonic replay of the call can be accessed through September 1, 2020 by dialing (800) 585-8367 from the U.S., or (404) 537-3406 from outside the U.S. The conference call I.D. number is 8891177.

For Immediate Release

August 17, 2020

About Churchill Capital Corp III

Churchill Capital Corp III is a public investment vehicle formed for the purpose of effecting a merger, acquisition, or similar business combination. Churchill III was founded by a group of leading current and former business and financial leaders. Churchill III’s securities are traded on the New York Stock Exchange under ticker symbols CCXX, CCXX. WS and CCXX.U. The Company raised $1.1 billion of cash proceeds in an initial public offering in February 2020. Churchill’s first public equity investment company, Churchill Capital Corp, led by Jerre Stead, merged with Clarivate Analytics, a leading provider of comprehensive intellectual property and scientific information, analytical tools, and services in May 2019. Churchill Capital Corp II and Churchill Capital Corp IV are actively pursuing initial business combination targets in any business or industry. For more information, visit iii.churchillcapitalcorp.com

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Forward-Looking Statements

This communication includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Terms such as “anticipate,” “believe,” “will,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “should,” “would,” or similar expressions may identify forward-looking statements, but the absence of these words does not mean the statement is not forward-looking. Such forward looking statements include estimated financial information. Such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Churchill, MultiPlan or the combined company after completion of the proposed business combination are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward looking statements.

For Immediate Release

August 17, 2020

Actual events or results may differ materially from those discussed in forward-looking statements as a result of various risks and uncertainties, including: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the transactions contemplated by the merger agreement due to the failure to obtain approval of the stockholders of Churchill or other conditions to closing in the merger agreement; the ability to meet applicable listing standards following the consummation of the transactions contemplated by the merger agreement; the risk that the proposed transaction disrupts current plans and operations of MultiPlan as a result of the announcement and consummation of the transactions contemplated by the merger agreement; the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the proposed business combination; changes in applicable laws or regulations; the possibility that Churchill, MultiPlan or the combined company may be adversely affected by other political, economic, business, and/or competitive factors; the impact of COVID-19 and its related effects on Churchill, MultiPlan or the combined company’s projected results of operations, financial performance or other financial metrics; the ability to achieve the goals of MultiPlan’s enhance / extend / expand strategy and recognize the anticipated strategic, operational, growth and efficiency benefits when expected; pending or potential litigation associated with the proposed business combination; and other risks and uncertainties indicated from time to time in the preliminary proxy statement filed with the Securities and Exchange Commission (“SEC”) on July 31, 2020, including those under “Risk Factors” therein, and other documents filed or to be filed with SEC by Churchill. Forward-looking statements speak only as of the date made and, except as required by law, Churchill and MultiPlan undertake no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Anyone using the presentation does so at their own risk and no responsibility is accepted for any losses which may result from such use directly or indirectly. Investors should carry out their own due diligence in connection with the assumptions contained herein. The forward-looking statements in this communication speak as of the date of this communication. Although Churchill may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so whether as a result of new information, future events, changes in assumptions or otherwise except as required by securities laws. For additional information regarding these and other risks faced by us, refer to our public filings with the SEC, available on the SEC’s website at www.sec.gov.

Additional Information and Where to Find It

In connection with the proposed transactions, Churchill filed a preliminary proxy statement with the SEC on July 31, 2020. Churchill intends to file other relevant material, including a definitive proxy statement with the SEC. Stockholders are urged to read the preliminary proxy statement, as well as the definitive proxy statement when it becomes available, and any other documents filed with the SEC in connection with the proposed business combination or incorporated by reference in the preliminary proxy statement or the definitive proxy statement because they will contain important information about the proposed business combination.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. Copies of the documents filed with the SEC by Churchill when and if available, can be obtained free of charge by directing a written request to Churchill Capital Corp III, 640 Fifth Avenue, 12th Floor, New York, NY 10019.

For Immediate Release

August 17, 2020

The directors, executive officers and certain other members of management and employees of Churchill may be deemed “participants” in the solicitation of proxies from stockholders of Churchill in favor of the proposed business combination. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of Churchill in connection with the proposed business combination is set forth in the preliminary proxy statement and will be set forth in the definitive proxy statement and the other relevant documents to be filed with the SEC. You can find information about Churchill’s executive officers and directors in Churchill’s filings with the SEC, including Churchill’s final prospectus for its initial public offering.

Contacts:

Media Inquiries:	Steven Lipin or Felipe Ucros, Gladstone Place Partners, 212-230-5930

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